February 27, 1998

As Amended March 20, 1998 and
July 23, 1998

TRAVELERS SERIES FUND INC.
388 Greenwich Street
New York, New York  10013

STATEMENT OF ADDITIONAL INFORMATION

Shares of the Travelers Series Fund Inc. (the "Fund") are offered with a choice of thirteen Portfolios:


The Smith Barney Large Cap Value Portfolio (formerly known as the
Smith Barney Income and Growth Portfolio) seeks current income and long-term growth of income and capital. This Portfolio invests primarily, but not exclusively, in common stocks.


The Alliance Growth Portfolio seeks long-term growth of capital.
Current income is only an incidental consideration.

The AIM Capital Appreciation Portfolio seeks capital appreciation by investing principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

The Van Kampen American Capital Enterprise Portfolio seeks capital appreciation through investment in securities believed by its investment adviser to have above average potential for capital appreciation.

The Smith Barney International Equity Portfolio seeks total return on its assets from growth of capital and income and will invest at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

The Smith Barney Pacific Basin Portfolio seeks long-term capital appreciation through investment primarily in equity securities of the Asian Pacific Countries.

The TBC Managed Income Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital through investment in various types of debt securities.

The Putnam Diversified Income Portfolio seeks high current income consistent with preservation of capital.

The GT Global Strategic Income Portfolio primarily seeks high current income and, secondarily, capital appreciation by investing in the debt securities of issuers in the United States, developed foreign countries and emerging markets.

The Smith Barney High Income Portfolio seeks high current income by investing at least 65% of its assets in high-yielding corporate debt obligations. Capital appreciation is a secondary objective.

The MFS Total Return Portfolio seeks above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should be a reasonable opportunity for growth of capital and income.

The Smith Barney Large Capitalization Growth Portfolio seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.

The Smith Barney Money Market Portfolio seeks maximum current income and preservation of capital.

	This Statement of Additional Information (the "SAI") is not a Prospectus. It is intended to provide more detailed information about Travelers Series Fund Inc. as well as matters already discussed in the Prospectus and therefore should be read in conjunction with the February 27, 1998 Prospectus which may be obtained from the Fund or your Financial Consultant. Shares of the Fund may only be purchased by insurance company separate accounts.

TABLE OF CONTENTS

Directors and Officers 	 2
Investment Policies 	 5
Investment Restrictions 	 26
Performance Information 	 43
Determination of Net Asset Value 	 44
Redemption of Shares 	 44
Custodians 	 44
Independent Auditors 	 45
The Fund 	 45
Management Agreements 	 46
Voting Rights 	 52
Financial Statements 	 53


DIRECTORS AND OFFICERS

VICTOR K. ATKINS, Director  (Age 75)
Retired; Former President of Lips Propellers, Inc. Director of two investment companies associated with Smith Barney Inc. ("Smith Barney"); His address is 120 Montgomery Street, Suite 1880, San
Francisco, California, 94104.

ABRAHAM E. COHEN, Director (Age 61)
Consultant to MeesPierson, Inc., a Dutch investment bank; Consultant to and Board Member, Chugai Pharmaceutical Co. Ltd.; Director of Agouron Pharmaceuticals, Inc., Akzo Nobel NV, Vasomedical, Inc., Teva Pharmaceutical Ind., Ltd., Neurobiological Technologies Inc., Vion Pharmaceuticals, Inc., BlueStone Capital Partners, LP. and The Population Council, an international public interest organization. His address is c/o Chugai Pharma USA, 444 Madison Ave., 12th Floor, New York, New York, 10022.

ROBERT A. FRANKEL, Director (Age 70)
Managing Partner of Robert A. Frankel Management Consultants;
former Corporate Vice President of The Reader's Digest
Association, Inc. Director of eight investment companies associated with Smith Barney; His address is 102 Grand Street,
Croton-on-Hudson, New York, 10520.

RAINER GREEVEN, Director (Age 60)
Attorney, Greeven & Ercklentz; Director of two investment companies associated with Smith Barney. His address is 630 Fifth
Avenue, Suite 1905, New York, New York, 10111.

SUSAN M. HEILBRON, Director (Age 52)
Attorney; Director of two investment companies associated with Smith Barney. Her address is c/o Lacey & Heilbron, 3 East 54th Street, 9th Floor, New York, New York, 10022.
*HEATH B. McLENDON, Chairman of the Board and Chief Executive
Officer  (Age 64)
Managing Director of Smith Barney; President and Director of Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. and Travelers Investment Adviser, Inc. ("TIA"); Chairman of Smith Barney Strategy Advisers Inc., prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Inc.; Vice Chairman of Shearson Asset Management. Director of forty-two investment companies associated with Smith Barney.

JAMES M. SHUART, Director (Age 66)
President, Hofstra University; Director of European American Bank; Director of Long Island Tourism and Convention Commission; and Director of Association of Colleges and Universities of the State of New York. Director of two investment companies associated with Smith Barney. His address is c/o Hofstra University, 101 Hofstra University, Hempstead, New York, 11550.

*BRUCE D. SARGENT, Vice President  (Age 53)
Managing Director of Smith Barney and Vice President of MMC; Vice
President of three investment companies associated with Smith
Barney.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer (Age 40) Managing Director of Smith Barney and Director and Senior Vice President of MMC and TIA; Senior Vice President and Treasurer of forty-two investment companies associated with Smith Barney.

*JAMES B. CONHEADY, Vice President  (Age 61)
Managing Director of Smith Barney; Vice President of Smith Barney
World Funds, Inc.

*JEFFREY RUSSELL, Vice President  (Age 39)
Managing Director of Smith Barney; Vice President of Smith Barney
World Funds, Inc.

*JOHN C. BIANCHI, Vice President  (Age 42)
Managing Director of Smith Barney;  prior to July 1993, Managing
Director of Shearson Lehman Advisors ("SLA"); Vice President of certain other investment companies associated with Smith Barney;

*MARTIN HANLEY, Vice President  (Age 31)
Vice President of Smith Barney; Vice President of certain other investment companies associated with Smith Barney.

*DAVID ISHIBASHI, Vice President  (Age 42)
Vice President of Smith Barney;  prior to 1993, Vice President of
S.G. Warburg.

*SCOTT KALB, Vice President  (Age 41)
Managing Director of Smith Barney;  prior to 1993,  Managing
Director of SLA.

*PHYLLIS M. ZAHORODNY, Vice President (Age 39)
Managing Director of Smith Barney;  prior to July 1993,  Managing
Director of SLA; Vice President of certain other investment companies associated with Smith Barney.

*IRVING DAVID, Controller and Assistant Secretary (Age 37) Director of Smith Barney. Controller and Assistant Secretary of certain other investment companies associated with Smith Barney. Formerly Assistant of First Investment Management Company.

*THOMAS M. REYNOLDS, Controller and Assistant Secretary (Age 37)
Director of Smith Barney; Controller and Assistant Secretary.
Controller and Assistant Secretary of certain other investment companies associated with Smith Barney.

*CHRISTINA T. SYDOR, Secretary  (Age 45)
Managing Director of Smith Barney, General Counsel and Secretary of MMC and TIA and Secretary of forty-two investment companies associated with Smith Barney.

___________________
* Designates "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") whose business address is 388 Greenwich Street, New York, New York 10013 unless otherwise noted. Such persons are not separately compensated for their services as Fund officers or Directors.

	Thomas M. Reynolds is the Controller and Assistant Secretary for each of the following Portfolios: the Smith Barney Large Cap Value Portfolio, the AIM Capital Appreciation Portfolio, the Alliance Growth Portfolio, the MFS Total Return Portfolio, the Putnam Diversified Income Portfolio, the Smith Barney High Income Portfolio, the Smith Barney Large Capitalization Growth Portfolio, the TBC Managed Income Portfolio and the Van Kampen American Enterprise Portfolio.

	Irving P. David is the Controller and Assistant Secretary for each of the following Portfolios: the GT Global Strategic Income Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio and the Smith Barney Money Market Portfolio.

	On February 12, 1998 Directors and officers owned in the aggregate less than 1% of the outstanding securities of the Fund.

	The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney.



Total
                                                               Number
                                  Pension or                   of Funds
                                  Retirement                   for Which
                                  Benefits                     Director
                                  Accrued as     Total         Serves
                  Aggregate       Part of       Compensation   within
                  Compensation    Fund's        from Fund      Fund
Director          From the Fund   Expenses	Complex        Complex
Victor K. Atkins   $15,454         $0          $27,400          2
Abraham E. Cohen    13,700          0           13,700          1
Robert A. Frankel   15,454          0           65,900          8
Rainer Greeven      15,454          0           25,600          2
Susan M. Heilbron   15,454          0           27,400          2
Heath B. McLendon        0          0                0         42
James M. Shuart     15,454          0           25,600          2


INVESTMENT POLICIES

	Repurchase and Reverse Repurchase Agreements. Each Portfolio may on occasion enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Portfolio holds the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price plus accrued interest, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A Portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. It is the policy of each Portfolio (except the Smith Barney Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a Portfolio amount to more than 15% of that Portfolio's net assets. The Smith Barney Money Market Portfolio may not invest in such securities if, together with any other illiquid assets held by it amount to more than 10% of its total assets.

	The Smith Barney International Equity Portfolio and the Smith Barney Pacific Basin Portfolio may each enter into reverse repurchase agreements with broker/dealers and other financial institutions with up to 5% of its net assets. The GT Global Strategic Income Portfolio may enter into such transactions with up to 33-1/3% of its total assets, so long as the total amount of that Portfolio's borrowings do not exceed 33-1/3% of its total assets. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when management believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Portfolio's assets.
 The Portfolio's custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments.

	Securities Lending. Each Portfolio (except the Van Kampen American Capital Enterprise Portfolio and the Smith Barney Money Market Portfolio), may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Portfolio may pay reasonable finders, administrative and custodial fees. Management will limit such lending to not more than: (a) 33 1/3% of the value of the total assets of each of the TBC Managed Income Portfolio and the AIM Capital Appreciation Portfolio; (b) 30% of the value of the total assets of each of the GT Global Strategic Income Portfolio and the MFS Total Return Portfolio; (c) 20% of the value of the total assets of each of the Smith Barney Large Cap Value Portfolio and the Smith Barney High Income Portfolio; (d) 25% of the value of the total assets of each of the Alliance Growth Portfolio and the Putnam Diversified Income Portfolio; and (e) 15% of the value of the total assets of each of the Smith Barney International Equity Portfolio and the Smith Barney Pacific Basin Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing Portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

	By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Portfolio will adhere to the following conditions whenever it lends its securities: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Portfolio's Board of Directors must terminate the loan and regain the Portfolio's right to vote the securities.

	Foreign Investments. Each Portfolio may invest its assets in the securities of foreign issuers as described in the Prospectus. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on securities in a Portfolio. If it should become necessary, a Portfolio might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Because a Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of
investments.   In addition, there may be less publicly available
information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commission on foreign exchanges, the expense of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes.

	For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Although investment in the form of ADRs or EDRs (see definition below) facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in ADRs rather than directly in foreign issuers' stock, a Portfolio can avoid currency risks during the settlement period for either purchases or sales.
 In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

	The AIM Capital Appreciation Portfolio, which may not invest more than 20% of its total assets in foreign securities, includes ADRs as well as European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs") are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

	The Smith Barney Large Capitalization Growth Portfolio may invest in securities of non-U.S. issuers in the form of ADRs, EDRs, CDRs or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Portfolio's investment in these types of securities to 10% of the Portfolio's net assets.

	 Emerging Markets. The Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the MFS Total Return Portfolio and the Smith Barney High Income Portfolio may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the each such Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

	Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the Portfolios. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by Portfolios will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Portfolios could lose a substantial portion of their investments in such countries. Each Portfolio's investments would similarly be adversely affected by exchange control regulation in any of those countries.

	Certain countries in which the Portfolios may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Portfolios' investment in those countries.

	Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays and failures.

	U.S. Government Securities. Each Portfolio may invest in direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: Securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

	Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The Alliance Growth Portfolio, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio and the MFS Total Return Portfolio may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities, and delayed interest securities are securities which do not pay interest for a specified period. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.
 Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Portfolio each year.

	Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a Portfolio is typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

	Loan Participations and Other Direct Indebtedness. The Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio and the MFS Total Return Portfolio may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

	These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

	Certain of the loan participations acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.
 A Portfolio's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Portfolio will purchase, management will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Portfolio's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on management's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.

	Mortgage-Backed Securities. The TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may invest in mortgage backed securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Portfolio may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

	Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

	Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

	The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

	Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

	FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may also buy mortgage-related securities without insurance or guarantees.

	Other Asset-Backed Securities: The TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may invest in other asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

	Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

	Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support.
The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

	Real Estate Investment Trusts ("REITs"). The Alliance Growth Portfolio may invest without limitations in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection or rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Also, the Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests. REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and credit worthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

	"Dollar Roll" Transactions. As described in the Prospectus, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio and the GT Global Strategic Income Portfolio may enter into "dollar roll" transactions pursuant to which they sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar securities on a specified future date. The MFS Total Return Portfolio may enter in similar transactions pursuant to which the Portfolio sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by receipt of a commitment fee.


	Convertible Securities and Synthetic Convertible Securities. The Smith Barney Large Cap Value Portfolio, the Alliance Growth
Portfolio, the AIM Capital Appreciation Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the TBC Managed Income Portfolio, the Putnam
Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio, the MFS Total Return Portfolio and the Smith Barney Large Capitalization Growth Portfolio may invest in convertible securities and synthetic convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

	Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

	Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

	Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects.
 Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

	Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

	When-Issued, Delayed-delivery and Forward Commitment Securities. The Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio, the MFS Total Return Portfolio and the Smith Barney Large Capitalization Growth Portfolio may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. A Portfolio will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. A Portfolio will establish with its custodian a segregated account consisting of cash, U.S. government securities or other liquid securities, in an amount equal to the amount of the Portfolio's when-issued and delayed-delivery purchase commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the Portfolio's net asset value per share; that is, to the extent that the Portfolio remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments. Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

	Short Sales Against the Box. The Van Kampen American Capital Enterprise Portfolio, the GT Global Strategic Income Portfolio, the AIM Capital Appreciation Portfolio and the Smith Barney High Income Portfolio may each make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, (the "AIM Capital Appreciation Portfolio will limit investments such that nor more than 10% of the value of its nets assets will be deposited as collateral for such sales at any time) the Portfolio owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the securities against which short sales against the box have been made in a special account with its custodian.

	Commercial Bank Obligations. For the purposes of each Portfolio's investment policies with respect to bank obligations (such as certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the Portfolio. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

	Commercial Paper. With respect to each Portfolio's investment policies with respect to commercial paper, such security consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Portfolio (except the Smith Barney Money Market Portfolio), therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such Portfolio's total assets would be invested in such notes and other illiquid securities. The Smith Barney Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

	Options, Futures Contracts and Related Options. The following information on options, futures contracts and related options applies to the Portfolios as described in the Prospectus.
 In addition, new options and futures contracts and various combinations thereof continue to be developed and the Portfolios may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

	Writing Covered Call Options. The Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the AIM Capital Appreciation Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may write (sell) covered call options. A Portfolio may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio. (the "AIM Capital Appreciation Portfolio" will not write covered call options for speculative purposes).

	A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or "naked" options, which the Portfolios will not do.

	Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objective. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Portfolio's custodian. The Portfolio does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

	The premium the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability in the Portfolio's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

	Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

	Each Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

	Call options written by each Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

	Each Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.


	Purchasing Put Options. The Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may purchase put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

	Each Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

	Each Portfolio may also purchase put options at a time when the Portfolio does not own the underlying security or currency.
By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

	The premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the Portfolio's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus.
 The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

	Purchasing Call Options. The Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may purchase call options. As the holder of a call option, a Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

	A Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Portfolio's current return. It is a policy of the GT Global Strategic Income Portfolio that aggregate premiums paid for put and call options will not exceed 5% of the Portfolio's total assets at the time of purchase.

	Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts. The Alliance Growth Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may enter into interest rate, securities index, financial futures and currency futures contracts ("Futures" or "Futures Contracts"). The AIM Capital Appreciation Portfolio may enter into stock index futures contracts and the Van Kampen American Capital Enterprise Portfolio may enter in stock index and interest rate futures contracts. A Portfolio may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Portfolio. A Portfolio's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Portfolio may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

	A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

	The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial Futures Exchange.

	Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Portfolio's exposure to interest rate and currency exchange rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

	Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date.
Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain;
if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular
Futures Contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

	As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

	Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

	Each Portfolio's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures Contracts will be purchased to protect a Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the MFS Total Return Portfolio and the Smith Barney High Income Portfolio may each also enter into Futures transactions for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Portfolio's assets.

	"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Portfolio with a broker in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Portfolio's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

	If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Portfolio. In computing daily net asset values, the Portfolio will mark to market the current value of its open Futures Contracts. Each Portfolio expects to earn interest income on its margin deposits.

	Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

	At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

	Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.
Where the International Equity Portfolio enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are net offset by gains on other portfolio assets.

	Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a Futures Contract, the Portfolio sets aside and commits to back the Futures Contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a Futures Contract sale, a Portfolio will either set aside amounts as in the case of a Futures Contract purchase, own the security underlying the Contract, or hold a call option permitting the Portfolio to purchase the same Futures Contract at a price no higher than the Contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Portfolio's assets to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

	Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

	Options on Futures Contracts. The Alliance Growth Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may enter into options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

	As an alternative to purchasing call and put options on Futures, each Portfolio may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

	To reduce or eliminate the leverage then employed by the Portfolio or to reduce or eliminate the hedge position then currently held by the Portfolio, the Portfolio may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

	In order to assure that the Portfolios will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Portfolio enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.

	Forward Currency Contracts and Options on Currency. The Alliance Growth Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may enter into forward currency contracts and options on currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

	The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated. The MFS Total Return Portfolio may also enter into forward currency contracts for non-hedging purposes, subject to applicable law.

	Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

	A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option.
 A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

	A Portfolio's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

	A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by each Portfolio and assets used as "cover" for OTC options written by the Portfolio would be considered illiquid and subject to each Portfolio's limitation on investing in such securities.

	Options on Securities Indices. The Alliance Growth Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may enter into options on securities indices. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index base) rather than price movements in individual securities, as is the case with respect to options on securities.

	When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

	Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described above. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

	The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities cannot, exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Although management disagrees with this position, it intends to limit each Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Portfolio intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each Portfolio has in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Each Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

	Yield Curve Options. The MFS Total Return Portfolio may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

	Yield curve options may be used for the same purposes as other options on securities. Specifically, the Portfolio may purchase or write such options for hedging purposes. For example, the Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of management, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Portfolio will be "covered". A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

	Swaps and Swap Related Products. Among the hedging transactions into which the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio and the MFS Total Return Portfolio may enter are interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. Each Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Each Portfolio intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form or variety of swap agreement if management determines it is consistent with the Portfolio's investment objective and policies.

	A Portfolio may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted but, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.
Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and the Portfolios believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a Portfolio enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such Portfolio's accrued obligations under the agreement. The Portfolios will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the Portfolio would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Portfolio the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. The Portfolio anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Additional Policies


	Options (Smith Barney Large Cap Value Portfolio). Although the Smith Barney Large Cap Value Portfolio may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange, the Portfolio does not currently intend to commit more than 5% of its assets to be invested in or subject to put and call options.

	Selection of Debt Investments (GT Global Strategic Income Portfolio). In determining the appropriate distribution of investments among various countries and geographic regions for the Portfolio, management ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Portfolio may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

	Although the Portfolio values assets daily in terms of U.S. dollars, the Portfolio does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to sell that currency to the dealer.

	The Portfolio may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations: (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Portfolio may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

	Investments in Other Investment Companies (GT Global Strategic Income Portfolio). With respect to certain countries, investments by the Portfolio presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The Portfolio may invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide that, in general, the Portfolio may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Portfolio to own in the aggregate more than 3 percent of the total outstanding voting securities of the investment company or (b) such a purchase would cause the Portfolio to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its aggregate assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the Portfolio will anticipate investing directly in these markets.

	Samurai and Yankee Bonds (GT Global Strategic Income Portfolio and Putnam Diversified Income Portfolio). Subject to their fundamental investment restrictions, these Portfolios may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Portfolios to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

	Warrants or Rights (GT Global Strategic Income Portfolio, AIM Capital Appreciation Portfolio and the Smith Barney Large Capitalization Growth Portfolio). Warrants or rights may be acquired by each Portfolio in connection with other securities or separately and provide the Portfolio with the right to purchase at a later date other securities of the issuer. Each Portfolio has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Portfolio in units or attached to securities will be deemed to be without value for purposes of this restriction.

	Special Situations (AIM Capital Appreciation Portfolio). Although AIM Capital Appreciation Portfolio does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies.
 Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities. The Portfolio will not, however, purchase securities of any company with a record of less than three year's continuous operation (including that of predecessors) if such purchase cause the Portfolio's investment in all such companies, taken at cost, to exceed 5% of the value of its total assets.

INVESTMENT RESTRICTIONS

	The Portfolios have adopted the following restrictions and fundamental policies that cannot be changed unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified or unless approved by a "vote of a majority of the outstanding voting securities" of each Portfolio affected by the change as defined in the 1940 Act and Rule 18f-2 thereunder (see "Voting"). If a Portfolio adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the following policies.


	Each of the Smith Barney Large Cap Value, Smith Barney
International Equity and Smith Barney Pacific Basin Portfolios may not:

	1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	4. With respect to the Smith Barney Large Cap Value, borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	5. With respect to both the Smith Barney International Equity and Smith Barney Pacific Basin Portfolios, borrow money, except that (a) the Portfolio may borrow from banks under certain circumstances where the Portfolio's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Portfolio's return from investments of the proceeds of the borrowing in portfolio securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	8. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.


	Notwithstanding any other investment restriction of the Smith Barney Large Cap Value Portfolio, the Smith Barney International Equity Portfolio or the Smith Barney Pacific Basin Portfolio, each such Portfolio may invest all of its investable assets in an open-end management investment company having its same investment objective and restrictions.

	In addition, the following policies have also been adopted by the Smith Barney Large Cap Value Portfolio, the Smith Barney International Equity Portfolio and the Smith Barney Pacific Basin Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolios' may not:

	1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	2. Have more than 15% of its net assets invested in puts, calls, straddles, spreads or combinations thereof.

	3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

	4. Invest more than 5% of its total assets in any issuer with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

	5. Invest in any company for the purpose of exercising control of management.

	6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the Portfolio if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets. Subject to this limitation, the Fund's Board of Directors has authorized the Portfolio to invest in restricted securities if such investment is consistent with the Portfolio's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

	7. Invest in securities of another investment company except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation, or acquisition.


The Smith Barney Money Market Portfolio may not:

	1. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	2. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	4. Invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

	5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	Notwithstanding any other investment restriction of the Smith Barney Money Market Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.

	In addition, the following policies have also been adopted by the Smith Barney Money Market Portfolio but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolio may not:

	1. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Portfolio's total assets. Subject to this limitation, the Portfolio's Board of Directors has authorized the Portfolio to invest in restricted securities if such investment is consistent with the Portfolio's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

	2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	3.  Write or purchase put or call options.

	4. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

	5.  Purchase or sell oil and gas interests.

	6. Invest in companies for the purposes of exercising control.

	7. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

	The Alliance Growth Portfolio may not:

1. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	2. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	6. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	7. Invest more than 25% of its total assets in securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.

	Notwithstanding any other investment restriction of the Alliance Growth Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.

	In addition, the following policies have also been adopted by the Alliance Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors.
 The Portfolio may not:

	1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	2. Purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

	3. Make investments for the purpose of exercising control or management.

	4. Invest in interests in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

	5. Purchase warrants, if, as a result, the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock
Exchange.

The AIM Capital Appreciation Portfolio may not:

	1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933, as amended, in disposing of portfolio securities.

	4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	In addition, the AIM Capital Appreciation Portfolio treats as fundamental its policy concerning borrowing. In accordance with this policy, the Portfolio may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Portfolio's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Portfolio in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Portfolio's assets should fail to meet the 300% asset coverage requirement, the Portfolio will, within three days, reduce its borrowings to the extent necessary. The Portfolio may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

	In addition, the following policies have also been adopted by the AIM Capital Appreciation Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolio may not:

	1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

	2. Invest for the purpose of exercising control over or management of any company, except to the extent that in Portfolio may purchase securities of other investment companies.

	3. Invest in interests in oil, gas or other mineral exploration or development programs.

	The Van Kampen American Capital Enterprise Portfolio may not:

	1. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	2. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933, as amended, in disposing of portfolio securities.

	3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	4. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the Portfolio from the limitation imposed by Section 12(d)(1) of the 1940 Act.

	5. Invest more than 25% of its total assets in securities issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

 	6. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	Notwithstanding any other investment restriction of the Van Kampen American Capital Enterprise Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.

	In addition, the following policies have also been adopted by the Van Kampen American Capital Enterprise Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolio may not:

	1. Invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

	2. Acquire any private placement if it would cause more than 2% of the net assets of the Portfolio, as determined at the time the Portfolio agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

	3. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, not more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

	5. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	6. Invest in interests in oil, gas, or other mineral exploration or developmental programs.

	7. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	8. Make any investment in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act.

	9. Make any investment which involves promotion or business management by the Portfolio or which would subject the Portfolio to unlimited liability.

	10. Invest in companies for the purpose of exercising control.

	11. Acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act.

 	The TBC Managed Income Portfolio may not:

	1. Concentrate the portfolio investments in any industry by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the Portfolio when it adopts a defensive position.

	2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended, in disposing of portfolio securities.

	4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	6. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	7. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	8. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

	Notwithstanding any other investment restriction of the TBC Managed Income Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.

In addition, the following policies have also been adopted by the TBC Managed Income Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors.
 The Portfolio may not:

	1. Purchase securities of any other investment company except as part of a plan of merger or consolidation.

	2. Purchase securities of companies which together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of the Portfolio's net assets would then be invested in such securities.

	3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	4. Invest in puts, calls, straddles, spreads and any combination thereof.

	5. Invest in oil, gas or other mineral exploration or development programs, provided, however, this shall not prohibit the Portfolio from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

	6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	7. Purchase securities of companies for the purpose of exercising control.

	The Putnam Diversified Income Portfolio may not:

	1. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	2. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	6. Invest more than 25% of its total assets in any one industry. (U.S. Government securities and securities of any foreign government, it agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry.

	7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	In addition, the following policy has also been adopted by the Putnam Diversified Income Portfolio, but is not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolio may not:

	1. Invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

	2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	3. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	4. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

	5. Make investments for the purpose of gaining control of a company's management.

	Notwithstanding any other investment restriction of the Putnam Diversified Income Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.




	The GT Global Strategic Income Portfolio may not:

	1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Portfolio) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

	2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5. Borrow money in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Portfolio may not exceed 1/3 of its total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

	6. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	For purposes of the GT Global Strategic Income Portfolio's concentration policy contained in limitation (1) above, the Portfolio intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

	In addition, the following investment policies are not fundamental investment policies and may be changed by the approval of the Fund's Board of Directors without shareholder approval.
The Portfolio may not:

	1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	2. Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Portfolio).

	3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	4. Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Portfolio).

	5. Invest in companies for the purpose of exercising control or management (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Portfolio).

	6. Invest in interests in oil, gas, or other mineral exploration or development programs.

	7. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the Portfolio may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Portfolio).

	The Smith Barney High Income Portfolio may not:

1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

 	2. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
 (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	7. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state an municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	Notwithstanding any other investment restriction of the Smith Barney High Income Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.

	In addition, the following policies have also been adopted by the Smith Barney High Income Portfolio, but are not fundamental and accordingly may be changed by the approval of the Board of Directors. The Portfolio may not:

	1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	2. Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

	The MFS Total Return Portfolio may not:

	1. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	2. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

	4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6. Purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

	Notwithstanding any other investment restriction of the MFS Total Return Portfolio, the Portfolio may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Portfolio.

	In addition, the following policies have also been adopted by the MFS Total Return Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors.
The Portfolio may not:

	1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	2. Purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

	3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	4. Purchase or sell any put or call options or any combination thereof, provided, that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, foreign currencies, indexes of securities, any type of swap or any type of futures contract or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

	5. Purchase or sell interests in oil, gas or mineral leases.

	The Smith Barney Large Capitalization Growth Portfolio may not:

	1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or (d) investing in real estate investment trust securities.

	6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities
Act of 1933,  as amended,  in disposing of portfolio securities.

	7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

	In addition, the following policies have also been adopted by the Smith Barney Large Capitalization Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolio may not:

	1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	2. Invest in oil, gas or other mineral leases or exploration or development programs.

	3. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Portfolio's investment objective and policies.

	4. Invest in securities of another investment company except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation or acquisition

	5. Purchase a security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

	6. Make investments for the purpose of exercising control of management.


PERFORMANCE INFORMATION

	From time to time the Fund may advertise a Portfolio's total return, average annual total return, yield and current distribution return in advertisements and other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on a Contract by an insurance company separate account (see Contract prospectus) which, if reflected, would reduce the performance quoted. The total return shows what an investment in the Portfolio would have earned over a specified period of time (one, five or ten years) assuming that all distributions and dividends by the Portfolio were invested on the reinvestment dates during the period less all recurring fees.

	Each Portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the portfolio; income on short-term obligations is based on current payment rate.

	The Fund calculates current distribution return for each Portfolio by dividing the distributions from investment income declared during the most recent period by the net asset value on the last day of the period for which current distribution return
is presented.   From time to time, a Portfolio may include its
current distribution return in information furnished to present or prospective shareowners.

	A Portfolio's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on a Contracts by a separate account, should be considered when comparing a Portfolio's current distribution return to yields published for other investment companies and other investment vehicles. Current distribution return should also be considered relative to changes in the value of the Portfolio's shares and to the risks associated with the Portfolio's investment objective and policies. For example, in comparing current distribution returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

	Performance information may be useful in evaluating a Portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each Portfolio changes in response to fluctuations in market conditions, interest rate and Portfolio expenses, no performance quotation should be considered a representation as to the Portfolio's performance for any future period.


DETERMINATION OF NET ASSET VALUE

	The net asset value of each Portfolio's share will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays:
New Year's Day, President's Day, Martin Luther King, Jr., Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


REDEMPTION OF SHARES

	Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a Portfolio and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.


CUSTODIANS


	Portfolio securities and cash owned by the Fund on behalf of the Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the AIM Capital Appreciation Portfolio, the Van Kampen American Capital Enterprise Portfolio, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the Smith
Barney High Income Portfolio, the MFS Total Return Portfolio, the Smith Barney Money Market Portfolio and the Smith Barney Large Capitalization Growth Portfolio are held in the custody of PNC
Bank, National Association, 17th and Chestnut Streets,
Philadelphia, Pennsylvania 19103 (foreign securities, if any, will be held in the custody of The Barclays Bank, PLC).


	Portfolio securities and cash owned by the Fund on behalf of the Smith Barney International Equity Portfolio, the Smith Barney
Pacific Basin Portfolio and the GT Global Strategic Income
Portfolio are held in the custody of Chase Manhattan Bank, Chase
MetroTech Center, Brooklyn, New York 11245


INDEPENDENT AUDITORS

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditors for its fiscal year ending October 31, 1998, to examine and report on the financial statements and financial highlights of the Fund.


THE FUND


	Pursuant to the Articles of Incorporation, the Directors have authorized the issuance of thirteen series of shares, each representing shares in one of thirteen separate Portfolios - the Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the AIM Capital Appreciation Portfolio, the Van Kampen American Capital Enterprise Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio, the Smith Barney High Income Portfolio, the MFS Total Return Portfolio, the Smith Barney Money Market Portfolio and the Smith Barney Large Capitalization Growth Portfolio. Pursuant to such authority, the Directors may also authorize the creation of additional series of shares and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).
 The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Directors at the time such Portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information. In the event of liquidation or dissolution of a Portfolio or of the Fund, shares of a Portfolio are entitled to receive the assets belonging to that Portfolio and a proportionate distribution, based on the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.


	The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Fund outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Directors.

	The Articles of Incorporation further provide that the Fund shall indemnify its directors, officers and employees against any liability to the Fund or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties.
With the exceptions stated, the Articles of Incorporation provide that a Director, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Fund.

	The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the Directors upon notice to the shareowners.


MANAGEMENT AGREEMENTS


	The Directors are responsible for the direction and supervision of the Fund's business and operations. Mutual Management Corp. ("MMC" or the "Manager") manages the investment operations of the Smith Barney Large Cap Value Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio, the Smith Barney High Income Portfolio, Smith Barney Money Market Portfolio and the Smith Barney Large Capitalization Growth Portfolio pursuant to Management Agreements entered into by the Fund on behalf of each such Portfolio. Travelers Investment Adviser, Inc. ("TIA" or the "Manager"), an affiliate of MMC, manages the investment operations of the Alliance Growth Portfolio, the AIM Capital Appreciation Portfolio, the Putnam Diversified Income Portfolio, the MFS Total Return Portfolio, the GT Global Strategic Income Portfolio, the Van Kampen American Capital Enterprise Portfolio and the TBC Managed Income Portfolios (each, a "TIA Portfolio") pursuant to management agreements entered into by the Fund on behalf of each TIA Portfolio. Under each management agreement MMC or TIA, as the case may be, is responsible for furnishing or causing to be furnished to each Portfolio advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect and affairs of each Portfolio, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. Each Portfolio receives discretionary advisory services provided by the Manager or by a Sub-Adviser (pursuant to a Subadvisory Agreement) who is identified, retained, supervised and compensated by the Manager. MMC and TIA are each located at 388 Greenwich Street, New York, New York 10013. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), is also the parent company of Smith Barney Inc. ("Smith Barney"), the Fund's distributor. TIA is a wholly owned subsidiary of The Plaza Corporation, a wholly owned subsidiary of the Travelers Insurance Company ("TIC"). TIC is a wholly owned subsidiary of Travelers.


	Each Management Agreement provides that the Manager will administer the Portfolio's corporate affairs and, in connection therewith, shall furnish the Portfolio with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities. Subject to the provisions of any applicable Subadvisory Agreement, the Manager will also manage the investment operations of each Portfolio and will be responsible for furnishing or causing to be furnished to each Portfolio advice and assistance with respect to the purchase, retention and disposition of investments, in accordance with each Portfolio's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

	By written agreement, research and other departments and staff of Smith Barney will furnish MMC with information, advice and assistance and will be available for consultation on the Fund's Portfolios. Thus, Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's services are paid for by MMC; there is no charge to the Fund for such services.

	The Manager has agreed to waive its fee to the extent that the aggregate expenses of any of the Smith Barney Large Cap Value Portfolio, the Alliance Growth Portfolio, the AIM Capital Appreciation Portfolio, the Van Kampen American Capital Enterprise Portfolio, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the Smith Barney High Income Portfolio, the MFS Total Return Portfolio and the Smith Barney Money Market Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.25% of the average daily net assets for any fiscal year of each such Portfolio. The Manager has agreed to waive its fee to the extent that the aggregate expenses of each of the Smith Barney International Equity Portfolio, the Smith Barney Pacific Basin Portfolio and the GT Global Strategic Income Portfolio exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 1.50% of the average daily net assets for any fiscal year of each such Portfolio. Each of these voluntary expense limitations shall be in effect until it is terminated by notice to shareowners and by supplement to the then current SAI.

	Each Management and Subadvisory Agreement (collectively, the "Investment Agreements") provides further that if in any fiscal year the aggregate expenses of a Portfolio (including fees pursuant to such agreements, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over such Portfolio, MMC, TIA or Sub-Adviser, as the case may be, will reduce its fee by the proportion of such excess expenses equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Portfolio for investment advice or management and any administration in that year, to the extent required by state law. Each Management Agreement also provides that MMC or TIA shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement. Each Subadvisory Agreement also provides that the Sub-Advisor shall not be liable to MMC, TIA or the Portfolio for any error of judgment or mistake of law or for any loss suffered by MMC, TIA, or the Portfolio so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.


	Each Investment Agreement shall continue for an initial two-year term and shall be continued from year to year if specifically approved at least annually as required by the 1940 Act. Each Investment Agreement further provides that it shall terminate automatically in the event of its assignment (as defined in the 1940 Act) and that it may be terminated without penalty by either party on not less than 60 days' written notice.

For the periods shown, each Portfolio paid the following management fee:


				Fiscal		Fiscal		Fiscal
				Year		Year		Year
				Ended		Ended		Ended
				October 31,	October 31,	October 31,
Fund				1995		1996		1997
Smith Barney Large Cap Value Portfolio	$116,605	$564,232	$1,399,650
Alliance Growth Portfolio	421,756	1,624,602	3,268,019
AIM Capital Appreciation Portfolio	2,595*	503,898	1,294,096
Van Kampen American Capital Enterprise Portfolio	93,346	482,803	1,045,925
Smith Barney International Equity Portfolio	263,820	887,397	1,692,179
Smith Barney Pacific Basin Portfolio+	47,987	117,581	175,112
TBC Managed Income Portfolio	47,986	123,774	176,499
Putnam Diversified Income Portfolio	122,559	428,803	753,736
GT Global Strategic Income Portfolio++	40,549	109,949	201,225
Smith Barney High Income Portfolio	53,173	262,657	558,996
MFS Total Return Portfolio	187,388	744,834	1,556,167
Smith Barney Money Market Portfolio+++	100,040	425,361	650,916
Smith Barney Large Capitalization Growth Portfolio	---     	---    	---

*	From October 10, 1995 (commencement of operations) through
October 31, 1995.
+	The Manager waived $21,803 in 1995 and $30,849 in 1996 of the management fees shown.
++	The Manager waived $23,349 in 1995 and $20,036 in 1996 of the management fees shown.
+++	The Manager waived $60,833 in 1996 and $24,546 in 1997 of
the management fees shown.

	The Management Agreement for each Portfolio that does not have a Sub-Adviser provides that MMC will (a) manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and the SAI,
(b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (e) administer the Portfolio's corporate affairs and, in connection therewith, furnish the Portfolio with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities.


	The Fund has entered into a Subadvisory Agreement on behalf of each of the AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, the Van Kampen American Capital Enterprise Portfolio, the TBC Managed Income Portfolio, the Putnam Diversified Income Portfolio, the GT Global Strategic Income Portfolio and the MFS Total Return Portfolio. Pursuant to each Subadvisory Agreement among TIA, the Fund on behalf of the applicable Portfolio and the applicable Sub-Adviser, the Sub-Adviser is authorized, in its discretion and without prior consultation with TIA to: (a) manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and the Statement of Additional Information, (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio.


	TIA has also entered into a Sub-Administrative Services Agreement with MMC pursuant to which MMC will: (a) assist TIA in supervising all aspects of each Portfolio's operations; (b) supply each Portfolio with office facilities, statistical and research services, data processing services, clerical, accounting and bookkeeping services; and (c) prepare reports to each TIA Portfolio's shareholders and prepare reports to and filings with the SEC and state blue sky authorities, if applicable. TIA pays MMC, as Sub-Administrator, a fee in an amount equal to an annual rate of 0.10% of each TIA Portfolio's average daily net assets.

	The Alliance Growth Portfolio is advised by Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a
Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. For the services provided by Alliance Capital, the Manager pays Alliance Capital an annual fee calculated at a rate of 0.375% of the Portfolio's average daily net assets, paid monthly.


	The Alliance Capital is a leading international investment manager supervising client accounts with assets as of December 31, 1997 of more than $218.7 billion (of which more than $80 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included employee benefit plans, as of December 31, 1997, 31 of the Fortune 100 Companies. As of that date, Alliance Capital and its subsidiaries employed more than 1, 450 employees who operated out of domestic offices and the overseas offices of subsidiaries in Boston, Chennai, Istanbul, London, Mumbai, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore as well as affiliate offices in Vienna, Warsaw, Hong Kong, Sao Paulo, Seoul and Moscow. The 58 registered investment companies comprising more than 70 separate investment portfolios managed by Alliance Capital currently having over more than three million shareholders.

	Alliance Capital Management Corporation ("ACMC"), sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC and Equitable Capital Management Corporation, each a wholly owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units").

	AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as Western Europe and the Asia/Pacific area.

	Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French Mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, Mutuelles AXA control AXA-UAP and FINAXA.

	The AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Advisors, Inc., which is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial serviced business and is an indirect wholly owned subsidiary of AMVESCAP PLC. For services provided by AIM Capital, the Manager pays to AIM Capital an annual fee calculated at the rate of 0.375% of the Portfolio's average daily net assets, paid monthly.

	The Van Kampen American Capital Enterprise Portfolio is advised by Van Kampen American Capital Asset Management, Inc. ("VKAC"). VKAC is located at One Parkview Plaza, Oakbrook Terrace, IL 60181 and is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a wholly owned subsidiary of VK/AC Holding, Inc. VC/AC Holding, Inc., is a wholly owned subsidiary of MSAM Holdings II, Inc. which in turn, is a wholly owned subsidiary of Morgan Stanley, Dean Witter Discover & Co. For the services provided by VKAC, the Manager pays to VKAC an annual fee calculated at the rate of 0.325% of the Portfolio's average daily net assets, paid monthly.

	The TBC Managed Income Portfolio is advised by The Boston Company Asset Management, Inc. ("TBCAM"). TBCAM is located at One Boston Place, Boston, Massachusetts 02108, and is a wholly owned subsidiary of The Boston Company, Inc., which is an indirect wholly owned subsidiary of Mellon Bank Corporation. For the services provided by TBCAM, the Manager pays to TBCAM an annual fee calculated at the rate of 0.30% of the Portfolio's average daily net assets, paid monthly.


	The Putnam Diversified Income Portfolio is advised by Putnam Investment Management, Inc. ("Putnam Management"). Putnam Management is located at One Post Office Square, Boston, Massachusetts 02109. Putnam Management is a subsidiary of Putnam Investments, Inc., which, other than shares held by employees, is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. For the services provided by Putnam Management, the Manager pays
Putnam Management an annual fee calculated at the rate of 0.35% of the Portfolio's average daily net assets, paid monthly.

	The GT Global Strategic Income Portfolio is advised by Chancellor LGT Asset Management, Inc. ("Chancellor LGT"). The U.S. offices of Chancellor LGT are located at 50 California Street, San Francisco, California 94111 and 1166 Avenue of the Americas, New York, New York 11036. Chancellor LGT is a member of Liechtenstein Global Trust, formerly BIL GT Group. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz and Verwaltung AG, located in Zurich, Switzerland.

	Worldwide asset management affiliates also currently include Chancellor LGT Trust Company, Chancellor LGT Senior Secured Management, Inc., Chancellor LGT Venture Partners, Inc., LGT Asset Management PLC, formerly G.T. Management PLC in London, England;
LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Investment Trust Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. located in
Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., located in Sydney; and LGT Asset Management
GmbH, formerly BIL Asset Management GmbH, located in Frankfurt,
Germany.

	For the services provided by Chancellor LGT, the Manager pays to Chancellor LGT an annual fee calculated at the rate of 0.375% of the Portfolio's average daily net assets, paid monthly.


	The MFS Total Return Portfolio is advised by Massachusetts Financial Services Company ("MFS"). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. For services provided by MFS, the Manager pays MFS an annual fee calculated a rate equal to 0.375% of the Portfolio's average daily net assets, paid monthly.


Portfolio Transactions and Distribution

	Smith Barney distributes shares of the Fund as principal underwriter. In addition, the Fund's Board of Directors has determined that transactions for the Fund may be executed through Smith Barney or any broker-dealer affiliate of Smith Barney (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund will not deal with Smith Barney in any transactions in which Smith Barney acts as principal. In addition, the Alliance Growth Portfolio will not deal with Donaldson, Lufkin & Jenrette ("DLJ") (an affiliate of Alliance Capital) in any transactions in which DLJ acts as principal. In addition, the Van Kampen American Capital Enterprise Portfolio may not deal with Morgan Stanley & Co., Inc. ("Morgan Stanley") (an affiliate of VK/AC Holding, Inc.) in any transaction in which Morgan Stanley acts as principal.

	Shown below are the total brokerage fees paid by the Fund for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 on behalf of the Portfolios, the portion paid to Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 1995 the total amount of commissionable transactions was $340,500,090; $21,792,006 (6.4%) of which was directed to Smith Barney and executed by unaffiliated brokers and $318,708,084 (93.6%) of which was directed to other brokers. During the fiscal year ended October 31, 1996 the total amount of commissionable transactions was $948,677,922, $86,585,294 (9.13%) of which was directed to
Smith Barney and executed by unaffiliated brokers and $862,093,228 (90.87%) of which was directed to other brokers. During the fiscal year ended October 31, 1997 the total amount of commissionable transactions was $1,618,030,296, $115,051,655 (7.11%) of which was directed to Smith Barney and executed by unaffiliated brokers and $1,502,978,641 (92.89%) of which was directed to other brokers.


Commissions:


Fiscal					To Smith	To Others (for
Year Ended		Total		Barney		execution only)
October 31, 1995	$  684,356	$43,728 (6.4%)	$640,628
(93.6%)
October 31, 1996	1,862,443	142,038 (7.63%)	1,720,405
(92.37%)
October 31, 1997	2,325,295	163,142 (7.02%)	2,162,153
(92.98%)


	The Fund attempts to obtain the most favorable execution of each portfolio transaction that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Fund takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

	Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Fund takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the Manager's expenses in a determinable amount. These various services may, however, be useful to the Manager or Smith Barney in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Fund.

	The Board of Directors of the Fund has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

VOTING RIGHTS

	The Directors themselves have the power to alter the number and the terms of office of the directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds of the Directors have been elected by the shareowners of the Fund. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Fund may elect all of the Directors irrespective of the votes of other shareowners.

	The Fund offers its shares only for purchase by insurance company separate accounts. With respect to any Fund shareholder meeting, the insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the Fund in accordance with the procedures set forth in the section entitled "Voting Rights" in the accompanying prospectus for the applicable contract and to the extent required by law. Shares of the Fund attributable to contract owner interests for which no voting instructions are received will be voted by the insurance company in proportion to the shares for which voting instructions are received.

	Shares of the Fund entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual Portfolio unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a Portfolio would be voted upon only by shareowners of the Portfolio involved. Additionally, approval of an amendment to a Portfolio's advisory or subadvisory agreement is a matter to be determined separately by that Portfolio. Approval of a proposal by the shareowners of one Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareowners of the other Portfolios to approve the proposal as to that Portfolio.

FINANCIAL STATEMENTS

	The financial information contained under the following headings is hereby incorporated by reference to the Fund's 1997
Annual Reports to Shareholders:


Annual Report of:					Pages(s)in:
Smith Barney Large Cap Value Portfolio
Alliance Growth Portfolio
Van Kampen American Capital Enterprise Portfolio
Schedule of Investments 		11-24
Statements of Assets and Liabilities		25
Statements of Operations		26
Statements of Changes in Net Assets		27-29
Notes to Financial Statements		30-35
Financial Highlights (for a share of capital stock of each series outstanding through each year)
36-38
Independent Auditors' Report		39

MFS Total Return Portfolio
TBC Managed Income Portfolio
Smith Barney Money Market Portfolio
Schedule of Investments		9-28
Statements of Assets and Liabilities		30
Statements of Operations		31
Statements of Changes in Net Assets		32-34
Notes to Financial Statements		35-40
Financial Highlights (for a share of capital stock of each series outstanding through each year)
41-43
Independent Auditors' Report		44

Smith Barney High Income Portfolio
Putnam Diversified Income Portfolio
Schedule of Investments		10-39
Statements of Assets and Liabilities		41
Statements of Operations		42
Statements of Changes in Net Assets		43-44
Notes to Financial Statements		45-53
Financial Highlights (for a share of capital stock of each series outstanding through each year)
54-55
Independent Auditors' Report		56

Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
GT Global Strategic Income Portfolio
Schedule of Investments		12-22
Statements of Assets and Liabilities		23
Statements of Operations		24
Statements of Changes in Net Assets		25-27
Notes to Financial Statements		28-36
Financial Highlights (for a share of capital stock of each series outstanding through each year)
37-39
Independent Auditors' Report		40

AIM Capital Appreciation Portfolio
Schedule of Investments		7-17
Statements of Assets and Liabilities		18
Statements of Operations		19
Statements of Changes in Net Assets		20
Notes to Financial Statements		21-25
Financial Highlights (for a share of capital stock of each series outstanding through each year)
26
Independent Auditors' Report		27